EX-10.1


               CONFIRMATION FOR U.S. DOLLAR RATE SWAP TRANSACTION
             UNDER EXISTING 1992 MASTER AGREEMENT

   TO:      PROMUS HOTELS, INC.
            1023 CHERRY ROAD
            MEMPHIS, TN 38117

   ATTN:    CAROL CHAMPION
   TEL:     901-762-4052
   FAX:     901-680-7220

   FROM:    NationsBank, N.A.
            233 S. Wacker Drive
            Chicago, Illinois  60606
            JEFF MCNEIL / JIM O'DONNELL

   Date:    22JAN96

   Our Reference No. 448760

   The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

   The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) ("Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation this Confirmation will govern.

   1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 30JUN95, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

   2. The terms of the Swap Transaction to which this Confirmation relates are as follows:

   Notional Amount:                USD 12,500,000.00


   Trade Date:                     18JAN96
   Effective Date:                 22JAN96
   Termination Date:               24JAN00, subject to adjustment in
                                   accordance with the Modified Following
                                   Business Day Convention.

Fixed Amounts:

   Fixed Rate Payer:               PROMUS HOTELS, INC.

   Fixed Rate Payer
   Payment Dates:                  EACH JANUARY 22, APRIL 22, JULY 22, AND
                                   OCTOBER 22, COMMENCING APRIL 22, 1996 AND
                                   ENDING JANUARY 24, 2000, SUBJECT TO
ADJUSTMENT
                                   IN ACCORDANCE WITH THE MODIFIED FOLLOWING
                                   BUSINESS DAY CONVENTION.


   Fixed Rate Payer Business
   Day Convention:                 MODIFIED FOLLOWING BUSINESS DAY


   Fixed Rate Payer
   Business Days:                  NEW YORK, LONDON


   Fixed Rate:                     6.52%

   Fixed Rate Payer Day
   Count Fraction:                 ACTUAL/360

Floating Amounts:

   Floating Rate Payer:            NATIONSBANK, N.A.

   Floating Rate Payer
   Reset Dates:                    First Day of Each Calculation Period

   Floating Rate Payer
   Payment Dates:                  EACH JANUARY 22, APRIL 22, JULY 22, AND
                                   OCTOBER 22, COMMENCING APRIL 22, 1996 AND
                                   ENDING JANUARY 24, 2000, SUBJECT TO
ADJUSTMENT
                                   IN ACCORDANCE WITH THE MODIFIED FOLLOWING
                                   BUSINESS DAY CONVENTION.

   Floating Rate Payer
   Business Days:                  NEW YORK, LONDON


   Floating Rate Payer
   Business Day Convention:        MODIFIED FOLLOWING BUSINESS DAY


   Floating Rate Option:           USD-LIBOR-BBA

   Designated Maturity:            3 MONTH

   Spread:                         NONE

   Floating Rate for Initial
   Calculation Period:             5.50%

   Floating Rate Payer
   Day Count Fraction:             ACTUAL/360

   Averaging:                      INAPPLICABLE
   Rounding Factor:                One-Hundred-Thousandth of One Percent

   Calculation Agent:              NationsBank, N.A.

   Assignment:                     This Swap Transaction may be assigned
                                   only with prior written consent.

   Legal and Out-of-Pocket
   Expenses:                       For each party's own account.

   Governing Law:                  The Laws of the State of New York.

   Recording of Conversations:     Each party to this Agreement
                                   acknowledges and agrees to the tape or
                                   electronic recording of conversations
                                   between the parties to this Agreement
                                   whether by one or other or both of the
                                   parties, and that any such recordings
                                   may be submitted in evidence in any
                                   action or proceeding relating to the
                                   Agreement or any Transaction.

Payment Instructions:

   Payment to NationsBank:               Payment to PROMUS HOTELS, INC.:

   NATIONSBANK, N.A. - CHARLOTTE           PLEASE ADVISE
   ABA 053000196
   ACCT: 10852016511
   ATTN: DERIVATIVE OPERATIONS

   Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding with three (3) Business Days by either (i) returning via telecopier an executed copy of this Confirmation to the attention of Marge Szymczak, Fax No. (312) 234-3160;

   Telephone No. (312) 234-2934, or (ii) sending a telex to Marge Szymczak (Telex No. 4330469, answerback: CRT CGO) substantially to the following effect: "We acknowledge receipt of your fax dated 22JAN96 with respect to a Swap Transaction between PROMUS HOTELS, INC. and NationsBank, N.A. with an initial Notional Amount of USD 12,500,000.00 and a Termination Date of 24JAN00 and confirm that such fax correctly sets forth the term of our agreement relating to the Swap Transaction described
   therein.  Very truly yours              , by (specify name and title
   of authorized officer)." Failure to respond within such period shall not affect the validity or enforceability of this Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

   Yours Sincerely,

   By:
      ------------------------
   Nick Kolick, Vice President
   Authorized Signatory

   Confirmed as of the date first written above:

   PROMUS HOTELS, INC.
   By:
      ------------------------
   Authorized Signatory

              CONFIRMATION FOR U.S. DOLLAR RATE SWAP TRANSACTION
                    UNDER EXISTING 1992 MASTER AGREEMENT

   TO:    PROMUS HOTELS, INC.
          1023 CHERRY ROAD
          MEMPHIS, TN 38117

   ATTN:  CAROL CHAMPION
   TEL:   901-762-4052
   FAX:   901-680-7220

   FROM:  NationsBank, N.A.
          233 S. Wacker Drive
          Chicago, Illinois  60606
          JEFF MCNEIL / JIM O'DONNELL

   Date:  22JAN96

   Our Reference No. 448770

   The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

   The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) ("Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation this Confirmation will govern.

   1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 30JUN95, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

   2. The terms of the Swap Transaction to which this Confirmation relates are as follows:

   Notional Amount:                USD 12,500,000.00


   Trade Date:                     18JAN96
   Effective Date:                 22JAN96
   Termination Date:               22JAN99, subject to adjustment in
                                   accordance with the Modified Following
                                   Business Day Convention.

Fixed Amounts:

   Fixed Rate Payer:               PROMUS HOTELS, INC.

   Fixed Rate Payer
   Payment Dates:                  EACH JANUARY 22, APRIL 22, JULY 22, AND
                                   OCTOBER 22, COMMENCING APRIL 22, 1996 AND
                                   ENDING JANUARY 22, 1999, SUBJECT TO
ADJUSTMENT
                                   IN ACCORDANCE WITH THE MODIFIED FOLLOWING
                                   BUSINESS DAY CONVENTION.


   Fixed Rate Payer Business
   Day Convention:                 MODIFIED FOLLOWING BUSINESS DAY


   Fixed Rate Payer
   Business Days:                  NEW YORK, LONDON


   Fixed Rate:                     6.74%

   Fixed Rate Payer Day
   Count Fraction:                 ACTUAL/360

Floating Amounts:

   Floating Rate Payer:            NATIONSBANK, N.A.

   Floating Rate Payer
   Reset Dates:                    First Day of Each Calculation Period

   Floating Rate Payer
   Payment Dates:                  EACH JANUARY 22, APRIL 22, JULY 22, AND
                                   OCTOBER 22, COMMENCING APRIL 22, 1996 AND
                                   ENDING JANUARY 22, 1999, SUBJECT TO
ADJUSTMENT
                                   IN ACCORDANCE WITH THE MODIFIED FOLLOWING
                                   BUSINESS DAY CONVENTION.

   Floating Rate Payer
   Business Days:                  NEW YORK, LONDON


   Floating Rate Payer
   Business Day Convention:        MODIFIED FOLLOWING BUSINESS DAY


   Floating Rate Option:           USD-LIBOR-BBA

   Designated Maturity:            3 MONTH

   Spread:                         NONE

   Floating Rate for Initial
   Calculation Period:             5.50%

   Floating Rate Payer
   Day Count Fraction:             ACTUAL/360
   Averaging:                      INAPPLICABLE

   Rounding Factor:                One-Hundred-Thousandth of One Percent

   Calculation Agent:              NationsBank, N.A.

   Assignment:                     This Swap Transaction may be assigned
                                   only with prior written consent.

   Legal and Out-of-Pocket
   Expenses:                       For each party's own account.

   Governing Law:                  The Laws of the State of New York.

   Recording of Conversations:     Each party to this Agreement
                                   acknowledges and agrees to the tape or
                                   electronic recording of conversations
                                   between the parties to this Agreement
                                   whether by one or other or both of the
                                   parties, and that any such recordings
                                   may be submitted in evidence in any
                                   action or proceeding relating to the
                                   Agreement or any Transaction.
Payment Instructions:

   Payment to NationsBank:            Payment to PROMUS HOTELS, INC.:

   NATIONSBANK, N.A. - CHARLOTTE           PLEASE ADVISE
   ABA 053000196
   ACCT: 10852016511
   ATTN: DERIVATIVE OPERATIONS

   Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding with three (3) Business Days by either (i) returning via telecopier an executed copy of this Confirmation to the attention of Marge Szymczak, Fax No. (312) 234-3160;

   Telephone No. (312) 234-2934, or (ii) sending a telex to Marge Szymczak (Telex No. 4330469, answerback: CRT CGO) substantially to the following effect: "We acknowledge receipt of your fax dated 22JAN96 with respect to a Swap Transaction between PROMUS HOTELS, INC. and NationsBank, N.A. with an initial Notional Amount of USD 12,500,000.00 and a Termination Date of 22JAN99 and confirm that such fax correctly sets forth the term of our agreement relating to the Swap Transaction described therein.
   Very truly yours                , by (specify name and title of
   authorized officer)." Failure to respond within such period shall not affect the validity or enforceability of this Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

   Yours Sincerely,

   NationsBank, N.A.
   By:
      ------------------------
   Nick Kolick, Vice President
   Authorized Signatory

   Confirmed as of the date first written above:

   PROMUS HOTELS, INC.
   By:
      ------------------------
   Authorized Signatory